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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): November 27, 1998


                         SUBURBAN PROPANE PARTNERS, L.P.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


        1-14222                                           22-3410353
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(Commission File Number)                    (I.R.S. Employer Identification No.)



240 ROUTE 10 WEST, WHIPPANY, NJ                               07981-0206
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(Address of Principal Executive Offices)                      (Zip Code)



                                 (973) 887-5300
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

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NYFS08...:\63\76463\0001\1713\FRMN308M.19B

Item 5.     Other Events.

            On November 27, 1998, Suburban Propane Partners, L.P. (the "Partnership") entered into a Recapitalization Agreement (the "Recapitalization Agreement"), by and among the Partnership, Suburban Propane, L.P., the operating partnership of which the Partnership is the sole limited partner (the "Operating Partnership"), Suburban Propane GP, Inc., the general partner of the Partnership and the Operating Partnership (the "General Partner"), Millennium Petrochemicals Inc., the sole stockholder of the General Partner ("Millennium"), and Suburban Energy Services Group LLC, an entity newly formed by the Partnership's management (the "Successor General Partner"). Pursuant to the Recapitalization Agreement, the Partnership will, among other things, redeem the outstanding subordinated limited partner interests and additional limited partner interests of the Partnership, all of which are held by the General Partner, for an aggregate redemption price of $69 million and replace the distribution support agreement by Millennium with an alternative support arrangement provided by the Partnership. It is expected that the redemption price will be funded from the proceeds of a new senior secured credit facility to be entered into with a syndicate of banks, together with other available cash resources.

            Concurrently with the execution of the Recapitalization Agreement, Millennium, the General Partner and the Successor General Partner entered into a Purchase Agreement (the "Purchase Agreement") pursuant to which the General Partner agreed to sell to the Successor General Partner for $6 million the general partner interest in each of the Partnership and the Operating Partnership and certain other interests.

            The recapitalization and substitution of the Successor General Partner were approved by the Partnership's Board of Supervisors upon the recommendation of its Elected Supervisors acting as a Special Committee. Consummation of the transactions is subject to certain conditions, including the approval of the Partnership's public common unit holders and senior note holders. In addition, each of the recapitalization and substitution of the Successor General Partner is conditioned upon the occurrence of the other.

            The Recapitalization Agreement, including the Purchase Agreement attached as Exhibit A, are filed herewith as Exhibit 2.1 and incorporated herein by this reference. The press release issued by the Partnership announcing the transactions is filed herewith as Exhibit 99.1 and incorporated herein by this reference. The presentation first given by the Partnership to analysts on or about December 3, 1998 with respect to the transactions is filed herewith as
Exhibit 99.2 and incorporated herein by this reference.

Item 7.     Financial Statements and Exhibits.

(c)         Exhibits.

2.1 Recapitalization Agreement, dated as of November 27, 1998, by and among the Partnership, the Operating Partnership, the General Partner, Millennium and the Successor General Partner, together with the Purchase Agreement and other exhibits thereto

99.1 Press release, dated November 30, 1998, issued by the Partnership

99.2 Presentation given by the Partnership to analysts on or about December 3, 1998, including Disclosure Regarding Forward-Looking Statements










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
                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    SUBURBAN PROPANE PARTNERS, L.P.

Date:  December 3, 1998             By:   /s/ Kevin T. McIver
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                                          Kevin T. McIver
                                          Vice President,
                                          General Counsel and Secretary
















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
                                  EXHIBIT INDEX



Exhibit No.                   Description
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2.1               Recapitalization Agreement, dated as of November 27, 1998, by and among the Partnership, the Operating Partnership, the General Partner, Millennium and the Successor General Partner, together with the Purchase Agreement and other exhibits thereto

99.1 Press release, dated November 30, 1998, issued by the Partnership

99.2 Presentation given by the Partnership to analysts on or about December 3, 1998, including Disclosure Regarding Forward-Looking Statements














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